Aptus Enhanced Yield ETF
Schedule of Investments
January 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 76.3%	Par	Value
United States Treasury Notes
0.25%, 08/31/2025	$20,000,000	$19,544,057
4.38%, 08/15/2026	45,000,000	45,088,770
1.63%, 09/30/2026	25,000,000	23,970,703
2.75%, 07/31/2027	40,000,000	38,586,719
0.50%, 10/31/2027	25,000,000	22,585,937
2.25%, 11/15/2027	30,000,000	28,426,758
1.00%, 07/31/2028	40,000,000	35,744,531
4.50%, 05/31/2029	20,000,000	20,115,234
TOTAL U.S. TREASURY SECURITIES (Cost $236,166,221)		234,062,709

SHORT-TERM INVESTMENTS - 23.1%		Value
Equity-Linked Notes - 10.2%	Par
BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index), 38.61%, 02/13/2025 (a)	10,500,000	10,199,167
GS Finance Corporation, ELN, (linked to S&P 500 Index), 29.50%, 02/21/2025 (a)	10,500,000	10,484,325
UBS AG, ELN, (linked to S&P 500 Index), 33.20%, 02/06/2025 (a)	10,500,000	10,644,503
		31,327,995

Money Market Funds - 12.9%	Shares
First American Treasury Obligations Fund - Class X, 4.31% (b)	39,707,324	39,707,324
TOTAL SHORT-TERM INVESTMENTS (Cost $71,207,324)		71,035,319

TOTAL INVESTMENTS - 99.4% (Cost $307,373,545)		305,098,028
Other Assets in Excess of Liabilities - 0.6%		1,764,481
TOTAL NET ASSETS - 100.0%		$306,862,509
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2025, the value of these securities total $31,327,995 or 10.2% of the Fund’s net assets.

(b)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Aptus Enhanced Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$234,062,709	$–	$234,062,709
Equity-Linked Notes	–	31,327,995	–	31,327,995
Money Market Funds	39,707,324	–	–	39,707,324
Total Investments	$39,707,324	$265,390,704	$–	$305,098,028

Refer to the Schedule of Investments for further disaggregation of investment categories.